Exhibit 99.1
                                  ------------

GROUP I MORTGAGE LOANS STATISTICS

          The Group I Mortgage Loans have original terms to maturity ranging from 10 years to 30 years. The following statistical information, unless otherwise specified, is based upon the Group I Loan Balance as of May 1, 1999 (the "Cut-off Date").

          The Group I Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") creating first liens or second liens on one- to four-family residential properties consisting of detached, attached or semi-detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property"). Approximately 21.69% of the Group I Mortgage Loans had Loan-to-Value Ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination in excess of 80.00%. Approximately 3.43% of the Group I Mortgage Loans had Loan-to-Value Ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination greater than 90.00% but no Group I Mortgage Loan had a Loan-to-Value Ratio (or combined loan-to-value ratio, in the case of a second lien mortgage loan) at origination more than 100%. There can be no assurance that the Loan-to-Value Ratio (or combined loan-to-value ratio, in the case of a second lien Mortgage Loan) of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original Loan-to-Value Ratio (or combined loan-to-value ratio, in the case of a second lien Mortgage
Loan).

          Approximately 80.66% of the Group I Mortgage Loans provide for the payment of prepayment premiums by the related borrowers in certain instances.

          There are 773 Group I Mortgage Loans (representing approximately 27.06% of the Group I Loan Balance) that are balloon payment mortgage loans (each, a "Balloon Loan"). The monthly payment for each Balloon Loan amortizes over 360 months, but the final payment (the "Balloon Payment") is due on the 180th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such Mortgage Loan.

          Approximately 97.43% of the Group I Mortgage Loans are secured by first liens on the related Mortgaged Property and approximately 2.57% of the Group I Mortgage Loans are secured by second liens on the related Mortgaged Property.

          Each Group I Mortgage Loan accrues interest at a rate (each, a "Loan Rate") of not less than 6.500% per annum and not more than 15.640% per annum and as of the Cut-off Date the weighted average Loan Rate of the Group I Mortgage Loans was approximately 10.087% per annum.

          The weighted average remaining term to maturity of the Group I Mortgage Loans will be approximately 280 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to May 1998 or after June 1999 or will have a remaining term to maturity of less than 117 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is May 2029.

          The average Principal Balance of the Group I Mortgage Loans at origination was approximately $78,537. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $78,364.

          No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $239,682 or less than approximately $8,753. The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                 CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS(1)

                                                                % of Aggregate
                                       Principal Balance       Principal Balance
                      Number           Outstanding as of       Outstanding as of
Credit Grade     of Mortgage Loans      the Cut-off-Date       the Cut-off Date
--------------- ------------------   -------------------     ------------------
A...............         767           $ 64,456,198.40            27.50%
AA..............       1,130             94,796,877.66            40.44
AA+.............          94              5,806,047.89             2.48
B...............         719             50,973,148.59            21.75
C...............         218             14,153,623.04             6.04
CC..............          63              4,200,916.51             1.79
                       -----           ---------------           ------

      Total.....       2,991           $234,386,812.09           100.00%
                       =====            ==============           ======

______________________
(1) For a description of each credit grade, see "Option One Mortgage Corporation - Underwriting Standards" herein.



        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS (1)

                                                                % of Aggregate
                                          Principal Balance   Principal Balance
                            Number         Outstanding as of  Outstanding as of
Principal Balance($)  of Mortgage Loans    the Cut-off-Date   the Cut-off Date
-------------------- ------------------   -----------------   -----------------
  8,753 -  25,000....         134          $ 2,826,532.06            1.21%
 25,001 -  50,000....         845           32,840,310.32           14.01
 50,001 -  75,000....         784           48,479,878.06           20.68
 75,001 - 100,000....         497           43,125,700.83           18.40
100,001 - 125,000....         282           31,588,314.05           13.48
125,001 - 150,000....         168           23,112,202.56            9.86
150,001 - 175,000....         107           17,321,215.36            7.39
175,001 - 200,000....          90           16,841,462.34            7.19
200,001 - 225,000....          64           13,573,803.86            5.79
225,001 - 239,682....          20            4,677,392.65            2.00
                            -----          --------------          ------

   Total.............       2,991         $234,386,812.09          100.00%
                            =====          ==============          ======
_____________________
(1) The Average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $78,364.

           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
Original Term (months)  of Mortgage Loans  the Cut-off-Date    the Cut-off Date
----------------------  -----------------  -----------------   -----------------
120...................         36          $  1,537,318.81             0.66%
121-180...............      1,262            91,497,640.23            39.04
181-240...............        164            10,503,462.53             4.48
301-360...............      1,529           130,848,390.52            55.83
                            -----           --------------           ------

       Total..........      2,991          $234,386,812.09           100.00%
                            =====           ==============           ======
_____________________

(1) The weighted average original term of the Group I Mortgage Loans was approximately 283 months.



          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
Remaining Term (months)  of Mortgage Loans  the Cut-off-Date    the Cut-off Date
-----------------------  -----------------  -----------------  -----------------
117-120................           36        $  1,537,318.81           0.66%
121-180................        1,262          91,497,640.23          39.04
181-240................          164          10,503,462.53           4.48
301-360................        1,529         130,848,390.52          55.83
                               -----         --------------         ------

    Total..............        2,991        $234,386,812.09         100.00%
                               =====         ==============         ======
_______________________
(1) The weighted average remaining term of the Group I Mortgage Loans was approximately 280 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                               % of Aggregate
                                 Number     Principal Balance  Principal Balance
                               of Mortgage  Outstanding as of  Outstanding as of
         Property Type            Loans      the Cut-off-Date   the Cut-off Date
----------------------------  ------------  -----------------  ----------------
Single Family Detached......     2,408        $188,398,561.09       80.38%
2-4 Units Detached..........       143          11,860,400.54        5.06
PUD Detached (1)............       103          11,520,297.75        4.92
Manufactured Housing               123           8,455,232.42        3.61
Condo Low-Rise Attached.....        99           6,334,776.55        2.70
Single Family Attached......        70           3,788,625.62        1.62
PUD Attached (1)............        21           1,587,238.76        0.68
2-4 Units Attached..........         9           1,159,692.52        0.49
Condo High-Rise Attached....        14           1,052,739.02        0.45
Condo Low-Rise Detached.....         1             229,247.82        0.10
                                 -----        ---------------      ------

     Total..................     2,991        $234,386,812.09      100.00%
                                 =====         ==============      ======
_______________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                 OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS

                                                               % of Aggregate
                                           Principal Balance   Principal Balance
                            Number         Outstanding as of   Outstanding as of
Occupancy Status(1)   of Mortgage Loans    the Cut-off-Date    the Cut-off Date
-------------------   -----------------    -----------------  -----------------
Primary............          2,706           $216,976,648.42          92.57%
Non-owner..........            247             14,318,932.17           6.11
Second Home........             38              3,091,231.50           1.32
                             -----           ---------------         ------

     Total.........          2,991           $234,386,812.09         100.00%
                             =====            ==============         ======
___________________
(1) Occupancy as represented by the borrower at the time of origination.

                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                               % of Aggregate
                                            Principal Balance  Principal Balance
                              Number        Outstanding as of  Outstanding as of
         Purpose         of Mortgage Loans   the Cut-off-Date   the Cut-off Date
----------------------   -----------------   ----------------  -----------------
Cash Out Refinance....        1,989          $154,741,696.25         66.02%
Rate/Term Refinance...          485            42,049,885.77         17.94
Purchase..............          517            37,595,230.07         16.04
                             ------          ---------------        ------

       Total..........        2,991          $234,386,812.09        100.00%
                              =====           ==============        ======



                   LOAN RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                               % of Aggregate
                                           Principal Balance   Principal Balance
                            Number         Outstanding as of   Outstanding as of
Loan Rate(%)          of Mortgage Loans    the Cut-off-Date    the Cut-off Date
-------------------   -----------------    -----------------  -----------------
6.50  - 7.00.......            5                710,892.08          0.30%
7.01  - 8.00.......          123             12,777,096.11          5.45
8.01  - 9.00.......          466             50,279,494.78         21.45
9.01  - 10.00......          728             61,448,079.02         26.22
10.01 - 11.00......          727             53,730,760.97         22.92
11.01 - 12.00......          537             33,900,143.73         14.46
12.01 - 13.00......          302             16,696,605.13          7.12
13.01 - 14.00......           89              4,252,505.13          1.81
14.01 - 15.00......           12                540,872.75          0.23
15.01 - 15.64......            2                 50,362.39          0.02
                           -----           ---------------        -------

        Total......        2,991           $234,386,812.09        100.00%
                           =====            ==============        ======
__________________

(1) The weighted average Loan Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 10.087% per annum.

   ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)

                                                               % of Aggregate
                                           Principal Balance   Principal Balance
Original Combined Loan-       Number       Outstanding as of   Outstanding as of
   to-Value Ratio(%)    of Mortgage Loans   the Cut-off-Date    the Cut-off Date
----------------------- -----------------  ------------------  -----------------
3.62  -  5.00.........           2          $     88,297.92           0.04%
5.01  -  10.00........           1                37,000.00           0.02
15.01 -  20.00........           7               286,693.59           0.12
20.01 -  25.00........           9               897,295.36           0.38
25.01 -  30.00........          14               639,425.85           0.27
30.01 -  35.00........          20               929,310.22           0.40
35.01 -  40.00........          36             1,813,010.99           0.77
40.01 -  45.00........          49             3,211,111.31           1.37
45.01 -  50.00........          63             3,752,442.26           1.60
50.01 -  55.00........          78             5,362,068.49           2.29
55.01 -  60.00........         132             8,864,576.13           3.78
60.01 -  65.00........         242            18,134,824.48           7.74
65.01 -  70.00........         296            21,966,277.07           9.37
70.01 -  75.00........         455            34,799,587.98          14.85
75.01 -  80.00........       1,064            82,755,642.16          35.31
80.01 -  85.00........         141            11,901,722.62           5.08
85.01 -  90.00........         304            30,905,779.87          13.19
90.01 -  95.00........          75             7,620,748.23           3.25
95.01 -  100.00.......           3               420,997.56           0.18
                             -----          ---------------         ------

         Total........       2,991          $234,386,812.09         100.00%
                             =====           ==============         ======
____________________
(1) The weighted average original combined Loan-to-Value Ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 75.22%.

(2) For a description of the determination of Combined Loan-to-Value Ratio by the Master Servicer see "Option One Mortgage Corporation -
     Underwriting Standards" herein.

         GEOGRAPHIC DISTRIBUTION OF THE GROUP I MORTGAGED PROPERTIES(1)

                                                               % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
     Location           of Mortgage Loans   the Cut-off-Date    the Cut-off Date
----------------------- -----------------  ------------------  -----------------
Arizona................        48             3,740,724.81            1.60%
Arkansas...............         2                96,549.57            0.04
California.............       311            35,377,595.82           15.09
Colorado...............        33             3,812,448.11            1.63
Connecticut............        48             4,337,079.27            1.85
Delaware...............        14             1,233,060.36            0.53
District of Columbia...        17             1,630,154.41            0.70
Florida................       359            24,352,054.72           10.39
Georgia................        83             6,187,624.81            2.64
Idaho..................        10               825,801.50            0.35
Illinois...............       139            10,459,810.17            4.46
Indiana................       103             5,149,433.32            2.20
Iowa...................        17               952,259.97            0.41
Kansas.................        13               753,566.09            0.32
Kentucky...............        80             4,682,785.96            2.00
Louisiana..............        78             4,929,619.22            2.10
Maine..................        31             1,944,929.18            0.83
Maryland...............        81             6,699,874.20            2.86
Massachusetts..........       109            11,212,946.47            4.78
Michigan...............       146             9,366,690.33            4.00
Minnesota..............        22             1,781,860.39            0.76
Mississippi............        50             2,557,310.19            1.09
Missouri...............        36             2,339,965.85            1.00
Montana................         4               374,153.25            0.16
Nebraska...............         5               372,994.87            0.16
Nevada.................        34             3,235,373.02            1.38
New Hampshire..........        20             1,947,613.48            0.83
New Jersey.............        96            10,806,482.49            4.61
New Mexico.............         7               597,142.75            0.25
New York...............       149            12,053,869.09            5.14
North Carolina.........        48             3,423,162.78            1.46
Ohio...................       159            10,978,350.47            4.68
Oklahoma...............         3               143,662.55            0.06
Oregon.................        37             3,337,659.67            1.42
Pennsylvania...........       129             7,929,324.70            3.38
Rhode Island...........        24             1,951,179.21            0.83
South Carolina.........        18             1,154,913.50            0.49
Tennessee..............        57             3,911,962.86            1.67
Texas..................       114             8,619,694.84            3.68
Utah...................        13               921,514.33            0.39
Vermont................         3               127,339.00            0.05
Virginia...............       151            11,304,455.03            4.82
Washington.............        58             5,001,571.20            2.13
West Virginia..........        12               612,078.46            0.26
Wisconsin..............        20             1,158,169.82            0.49
                            -----          ---------------          ------

Total                       2,991          $234,386,812.09          100.00%
                            =====           ==============          ======
_______________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans, by Cut-off Date Principal Balance, was approximately 0.30% in the 91719 Zip Code.

              DOCUMENTATION LEVEL OF THE GROUP I MORTGAGE LOANS(1)

                                                                          % of Aggregate
                                                     Principal Balance   Principal Balance
                                       Number        Outstanding as of   Outstanding as of
       Documenation Level        of Mortgage Loans   the Cut-off-Date    the Cut-off Date
------------------------------   -----------------  ------------------  -----------------
Full Documentation.............        2,072         $163,863,060.77          69.91%
Stated Income Documentation....          913           70,016,624.56          29.87
Lite Documentation.............            6              507,126.76           0.22
                                       -----         ---------------         ------

Total..........................        2,991         $234,386,812.09         100.00%
                                       =====          ==============         ======
_________________________
(1)  For a description of each documentation level, see "Option One Mortgage
     Corporation --Underwriting Standards" herein.

GROUP II MORTGAGE LOANS STATISTICS

     The Group II Mortgage Loans have original terms to maturity ranging from 15 years to 30 years. The following statistical information, unless otherwise specified, is based upon the Group II Loan Balance as of the Cut-off Date.

     The Group II Mortgage Loans are secured by Mortgages creating first liens on Mortgaged Properties. Approximately 21.70% of the Group II Mortgage Loans had Loan-to-Value Ratios at origination in excess of 80.00%. Approximately 2.38% of the Group II Mortgage Loans had Loan-to-Value Ratios at origination greater than 90.00% but no Group II Mortgage Loan had a Loan-to-Value Ratio at origination more than 93.80%. There can be no assurance that the Loan-to-Value Ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original Loan-to-Value Ratio.

     Approximately 81.58% of the Group II Mortgage Loans provide for the payment of prepayment premiums by the related borrowers in certain instances.

     There are 40 Group II Mortgage Loans (representing approximately 33.46% of the Group II Loan Balance) that are Balloon Loans. The monthly payment for each Balloon Loan amortizes over 360 months, but the Balloon Payment is due on the 180th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such Mortgage Loan.

     Each Group II Mortgage Loan accrues interest at a Loan Rate of not less than 7.000% per annum and not more than 12.300% per annum and as of the Cut-off Date the weighted average Loan Rate of the Group II Mortgage Loans was approximately 9.011% per annum.

     The weighted average remaining term to maturity of the Group II Mortgage Loans will be approximately 296 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to August 1998 or after June 1999 or will have a remaining term to maturity of less than 172 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 2029.

     The average Principal Balance of the Group II Mortgage Loans at origination was approximately $323,569. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $322,809.

     No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $894,139 or less than approximately $240,753. The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                 CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                             Number        Outstanding as of   Outstanding as of
Credit Grade           of Mortgage Loans   the Cut-off-Date    the Cut-off Date
--------------------   -----------------  ------------------  -----------------

A...................         31               $10,379,651.20          27.02%
AA..................         58                19,474,858.38          50.70
AA+.................          2                   484,972.04           1.26
B...................         23                 6,666,616.27          17.35
C...................          3                   814,207.83           2.12
CC..................          2                   594,020.49           1.55
                            ---               --------------         ------

      Total.........        119               $38,414,326.21         100.00%
                            ===                =============         ======
_______________________
(1) For a description of each credit grade, see "Option One Mortgage Corporation - Underwriting Standards" herein.



       CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS (1)

                                                                % of Aggregate
                                            Principal Balance  Principal Balance
                              Number        Outstanding as of  Outstanding as of
Principal Balance($)     of Mortgage Loans   the Cut-off-Date   the Cut-off Date
----------------------   -----------------  -----------------  ----------------
240,753 - 250,000.....          17              4,164,430.36        10.84%
250,001 - 275,000.....          26              6,814,869.64        17.74
275,001 - 300,000.....          29              8,330,179.54        21.69
300,001 - 325,000.....          11              3,436,188.78         8.95
325,001 - 350,000.....          18              6,141,615.42        15.99
350,001 - 375,000.....           2                728,099.85         1.90
375,001 - 400,000.....           2                771,124.69         2.01
400,001 - 425,000.....           3              1,260,335.69         3.28
425,001 - 450,000.....           1                442,220.36         1.15
450,001 - 475,000.....           2                923,748.17         2.40
475,001 - 500,000.....           1                498,460.93         1.30
550,001 - 575,000.....           1                566,992.51         1.48
575,001 - 600,000.....           1                595,674.45         1.55
625,001 - 650,000.....           1                639,136.54         1.66
700,001 - 725,000.....           1                723,288.49         1.88
725,001 - 750,000.....           2              1,483,821.51         3.86
875,001 - 894,139.....           1                894,139.28         2.33
                               ---            --------------       ------

        Total.........         119            $38,414,326.21       100.00%
                               ===             =============       ======
_____________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $322,809.

          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                % of Aggregate
                                            Principal Balance  Principal Balance
                              Number        Outstanding as of  Outstanding as of
Original Term (months)   of Mortgage Loans   the Cut-off-Date   the Cut-off Date
----------------------   -----------------  -----------------  ----------------
180...................          41            $13,095,369.28         34.09%
301-360...............          78             25,318,956.93         65.91
                              ----             -------------        ------

       Total..........         119            $38,414,326.21        100.00%
                               ===             =============        ======
________________________
(1) The weighted average original term of the Group II Mortgage Loans was approximately 299 months.



          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                % of Aggregate
                                            Principal Balance  Principal Balance
                              Number        Outstanding as of  Outstanding as of
Remaining Term (months)  of Mortgage Loans   the Cut-off-Date   the Cut-off Date
-----------------------  -----------------  -----------------  ----------------
172-180...............          41            $13,095,369.28          34.09%
301-359...............          78             25,318,956.93          65.91
                              ----             -------------         ------

        Total.........         119            $38,414,326.21         100.00%
                               ===             =============         ======
____________________
(1) The weighted average remaining term of the Group II Mortgage Loans was approximately 296 months.



                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                           % of Aggregate
                                                      Principal Balance    Principal Balance
                                        Number        Outstanding as of    Outstanding as of
         Property Type            of Mortgage Loans   the Cut-off-Date     the Cut-off Date
------------------------------    -----------------  -----------------     ----------------
Single Family Detached........           92             $30,089,570.08           78.33%
PUD Detached (1)..............           20               6,323,841.81           16.46
Condo Low-Rise Attached.......            6               1,681,564.09            4.38
2-4 Units Detached............            1                 319,350.23            0.83
                                        ---             --------------          ------

     Total....................          119             $38,414,326.21          100.00%
                                        ===              =============          ======
______________________
(1) PUD refers to a home or "unit" in a Planned Unit Development.

                 OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS

                                                              % of Aggregate
                                           Principal Balance  Principal Balance
                              Number       Outstanding as of  Outstanding as of
Occupancy Status(1)     of Mortgage Loans  the Cut-off-Date   the Cut-off Date
--------------------    -----------------  ----------------   ----------------
Primary.............           117          $37,884,824.36           98.62%
Non-owner...........             2              529,501.85            1.38
                              ----          --------------          ------

     Total..........           119          $38,414,326.21          100.00%
                               ===           =============          ======
______________________
(1) Occupancy as represented by the borrower at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                   Number       Outstanding as of   Outstanding as of
        Purpose             of Mortgage Loans   the Cut-off-Date    the Cut-off Date
-------------------------   -----------------   -----------------   ----------------
Cash Out Refinance.......           83          $26,705,712.45            69.52%
Rate/Term Refinance......           26            8,643,745.95            22.50
Purchase.................           10            3,064,867.81             7.98
                                   ---          --------------           ------

         Total...........          119          $38,414,326.21           100.00%
                                   ===           =============           ======



                  LOAN RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
Loan Rate (%)          of Mortgage Loans   the Cut-off-Date    the Cut-off Date
--------------------   -----------------   -----------------   ----------------
7.00................           1            $   240,940.57             0.63%
7.01  - 8.00........          26              8,419,994.80            21.92
8.01  - 9.00........          41             14,061,711.90            36.61
9.01  - 10.00.......          29              8,605,897.17            22.40
10.01 - 11.00.......          16              5,261,563.40            13.70
11.01 - 12.00.......           5              1,479,610.62             3.85
12.01 - 12.30.......           1                344,607.75             0.90
                             ---            --------------           ------

        Total.......         119            $38,414,326.21           100.00%
                             ===             =============           ======
________________________
(1) The weighted average Loan Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 9.011% per annum.

       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
Original Loan-to-Value         Number      Outstanding as of   Outstanding as of
        Ratio(%)        of Mortgage Loans  the Cut-off-Date    the Cut-off Date
----------------------  -----------------  -----------------   ----------------
43.47 - 45.00.........           1           $   249,624.68           0.65%
45.01 - 50.00.........           1               278,589.35           0.73
50.01 - 55.00.........           2               583,217.61           1.52
55.01 - 60.00.........           3               839,448.47           2.19
60.01 - 65.00.........          10             2,854,724.29           7.43
65.01 - 70.00.........          13             4,720,070.54          12.29
70.01 - 75.00.........          23             7,727,571.40          20.12
75.01 - 80.00.........          38            12,826,565.73          33.39
80.01 - 85.00.........           9             2,711,564.64           7.06
85.01 - 90.00.........          16             4,707,423.19          12.25
90.01 - 93.80.........           3               915,526.31           2.38
                               ---           --------------         ------

        Total.........         119           $38,414,326.21         100.00%
                               ===            =============         ======
_________________________

(1) The weighted average originaL Loan-to-Value Ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 76.37%.

(2) For a description of the determination of Loan-to-Value Ratio by the Master Servicer see "Option One Mortgage Corporation - Underwriting
     Standards" herein.

         GEOGRAPHIC DISTRIBUTION OF THE GROUP II MORTGAGED PROPERTIES(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                               Number      Outstanding as of   Outstanding as of
      Location          of Mortgage Loans  the Cut-off-Date    the Cut-off Date
----------------------  -----------------  -----------------   ----------------

Arizona................         2            $   687,603.37           1.79%
California.............        47             14,465,087.13          37.66
Connecticut............         5              1,860,343.47           4.84
District of Columbia...         1                279,893.44           0.73
Florida................         4              1,781,811.96           4.64
Georgia................         3                891,103.86           2.32
Illinois...............         4              1,231,987.01           3.21
Indiana................         1                279,876.13           0.73
Kansas.................         1                258,756.44           0.67
Kentucky...............         1                269,576.84           0.70
Louisiana..............         2                592,701.30           1.54
Maryland...............         2              1,008,058.52           2.62
Massachusetts..........        10              2,865,970.72           7.46
Michigan...............         2                540,260.67           1.41
Minnesota..............         2                492,570.60           1.28
Nevada.................         1                327,601.18           0.85
New Hampshire..........         1                344,755.50           0.90
New Jersey.............         5              1,799,084.40           4.68
New York...............         3                811,526.78           2.11
Ohio...................         2                682,164.95           1.78
Oregon.................         2                660,278.59           1.72
Pennsylvania...........         3                854,054.98           2.22
South Carolina.........         2                488,722.48           1.27
Texas..................         5              2,321,929.75           6.04
Virginia...............         4              1,326,804.67           3.45
Washington.............         4              1,291,801.47           3.36
                              ---            --------------         ------

Total                         119            $38,414,326.21         100.00%
                              ===             =============         ======
____________________
(1) The greatest ZIP code geographic concentration of Group II Mortgage Loans, by Cut-off Date Principal Balance, was approximately 2.33% in the 75205 ZIP code.

              DOCUMENTATION LEVEL OF THE GROUP II MORTGAGE LOANS(1)

                                                                             % of Aggregate
                                                       Principal Balance   Principal Balance
                                         Number        Outstanding as of   Outstanding as of
      Documentation Level         of Mortgage Loans    the Cut-off-Date    the Cut-off Date
--------------------------------  -----------------    -----------------   ----------------
Full Documentation..............           80           $26,637,279.97           69.34%
Stated Income Documentation.....           39            11,777,046.24           30.66
                                          ---           --------------          ------

         Total..................          119           $38,414,326.21          100.00%
                                          ===            =============          ======
_______________________
(1)  For a description of each documentation level, see "Option One Mortgage
     Corporation --Underwriting Standards" herein.

GROUP III MORTGAGE LOANS STATISTICS

     The Group III Mortgage Loans have original terms to maturity of 30 years. The following statistical information, unless otherwise specified, is based upon the Group III Loan Balance as of the Cut-off Date.

     The Group III Mortgage Loans are secured by Mortgages creating first liens on Mortgaged Properties. Approximately 32.26% of the Group III Mortgage Loans had Loan-to-Value Ratios at origination in excess of 80.00%. Approximately 5.70% of the Group III Mortgage Loans had Loan-to-Value Ratios at origination greater than 90.00% but not more than 95.00%. There can be no assurance that the Loan-to-Value Ratio of any Group III Mortgage Loan determined at any time after origination is less than or equal to its original Loan-to-Value Ratio.

     None of the Group III Mortgage Loans are Balloon Loans.

     Approximately 79.11% of the Group III Mortgage Loans provide for the payment of prepayment premiums by the related borrowers in certain instances.

     The weighted average remaining term to maturity of the Group III Mortgage Loans will be approximately 358 months as of the Cut-off Date. None of the Group III Mortgage Loans had a first Due Date prior to September 1998 or after June 1999 or will have a remaining term to maturity of less than 351 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Group III Mortgage Loan is May 2029.

     The average Principal Balance of the Group III Mortgage Loans at origination was approximately $324,895. The average Cut-off Date Principal Balance of the Group III Mortgage Loans was approximately $324,454.

     No Group III Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $863,949 or less than approximately $240,989.

     Generally, the Group III Mortgage Loans provide for semi-annual adjustment to the Loan Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years in the case of 90.81% of the Group III Mortgage Loans and three years in the case of 3.74% of the Group III Mortgage Loans (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each Group III Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Loan Rate on any such Group III Mortgage Loan will not increase by more than an amount set forth in the related Mortgage Note, which is not more than 3.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and 1.500% on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Group III Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.884% per annum and a weighted average Periodic Rate Cap of approximately 1.002% per annum thereafter. Each Loan Rate on each such Group III Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Group III

Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Group III Mortgage Loan (the "Minimum Loan Rate"). The Group III Mortgage Loans that are Delayed First Adjustment Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.992% per annum and a weighted average Periodic Rate Cap of approximately 1.003% per annum thereafter. Effective with the first monthly payment due on each Group III Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "--The Index" herein. None of the Group III Mortgage Loans will permit the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

     The Group III Mortgage Loans had Loan Rates as of the Cut-off Date of not less than 6.750% per annum and not more than 12.850% per annum and the weighted average Loan Rate was approximately 9.270% per annum. As of the Cut-off Date, the Group III Mortgage Loans had Gross Margins ranging from 3.700% to 7.625%, Minimum Loan Rates ranging from 6.750% per annum to 12.850% per annum and Maximum Loan Rates ranging from 12.750% per annum to 18.850% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.587%, the weighted average Minimum Loan Rate was approximately 9.270% per annum and the weighted average Maximum Loan Rate was approximately 15.277% per annum. The latest next Adjustment Date following the Cut-off Date on any Group III Mortgage Loan occurs on April 2002 and the weighted average time until the next Adjustment Date for all of the Group III Mortgage Loans is approximately 21 months.

     The Group III Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                CREDIT GRADE FOR THE GROUP III MORTGAGE LOANS(1)

                                                                 % of Aggregate
                                           Principal Balance   Principal Balance
                             Number        Outstanding as of   Outstanding as of
Credit Grade          of Mortgage Loans    the Cut-off-Date    the Cut-off Date
--------------------  -----------------    -----------------   ----------------
A...................           96            $31,558,662.15          32.97%
AA..................          136             45,673,094.83          47.72
B...................           44             13,156,857.72          13.75
C...................           17              4,648,641.61           4.86
CC..................            2                676,720.71           0.71
                              ---            --------------         ------

      Total.........          295            $95,713,977.02         100.00%
                              ===             =============         ======
____________________
(1) For a description of each credit grade, see "Option One Mortgage Corporation - Underwriting Standards" herein.

       CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP III MORTGAGE LOANS(1)

                                                                 % of Aggregate
                                           Principal Balance   Principal Balance
                               Number      Outstanding as of   Outstanding as of
Principal Balance($)    of Mortgage Loans  the Cut-off-Date    the Cut-off Date
----------------------  -----------------  -----------------   ----------------

 240,989 - 250,000....          29            7,106,114.18             7.42%
 250,001 - 275,000....          70           18,281,205.25            19.10
 275,001 - 300,000....          62           17,823,180.03            18.62
 300,001 - 325,000....          36           11,233,147.42            11.74
 325,001 - 350,000....          35           11,918,658.79            12.45
 350,001 - 375,000....          10            3,639,851.61             3.80
 375,001 - 400,000....           7            2,717,108.39             2.84
 400,001 - 425,000....          10            4,101,773.08             4.29
 425,001 - 450,000....           7            3,075,036.93             3.21
 450,001 - 475,000....          10            4,159,520.96             4.35
 475,001 - 500,000....           9            4,845,659.12             5.06
 525,001 - 550,000....           1              539,637.67             0.56
 575,001 - 600,000....           1              577,971.51             0.60
 625,001 - 650,000....           3            1,918,787.79             2.00
 650,001 - 675,000....           2            1,326,148.83             1.39
 725,001 - 750,000....           1              749,625.22             0.78
 825,001 - 850,000....           1              836,601.50             0.87
 850,001 - 863,949....           1              863,948.74             0.90
                               ---          --------------           ------

Total.................         295          $95,713,977.02           100.00%
                               ===           =============           ======
_______________________

(1) The average Cut-off Date Principal Balance of the Group III Mortgage Loans was approximately $324,454.



         REMAINING TERMS TO MATURITY OF THE GROUP III MORTGAGE LOANS(1)

                                                                % of Aggregate
                                            Principal Balance  Principal Balance
                             Number         Outstanding as of  Outstanding as of
Remaining Term (months) of Mortgage Loans   the Cut-off-Date   the Cut-off Date
----------------------  -----------------   -----------------  ----------------
351-360..............          295           $95,713,977.02          100.00%
                               ---            -------------          ------

Total................          295           $95,713,977.02          100.00%
                               ===            =============          ======
_____________________
(1) The weighted average remaining term of the Group III Mortgage Loans was approximately 358 months.

                 PROPERTY TYPES OF THE GROUP III MORTGAGE LOANS

                                                                 % of Aggregate
                                            Principal Balance  Principal Balance
                                Number      Outstanding as of  Outstanding as of
       Property Type     of Mortgage Loans  the Cut-off-Date   the Cut-off Date
------------------------ -----------------  -----------------  ----------------
Single Family Detached..       248           $80,421,807.69         84.02%
PUD Detached (1)........        25             8,383,225.78          8.76
Condo Low-Rise
Attached................         7             2,142,212.48          2.24
Single Family Attached..         7             2,045,509.89          2.14
2-4 Units Detached......         3             1,175,159.65          1.23
Condo High-Rise
Attached................         3             1,044,315.51          1.09
PUD Attached (1)........         2               501,746.02          0.52
                               ---           --------------        ------

     Total..............       295           $95,713,977.02        100.00%
                               ===            =============        ======
_____________________
(1) PUD refers to a home or "unit" in a Planned Unit Development.



                OCCUPANCY STATUS OF THE GROUP III MORTGAGE LOANS

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
Occupancy Status(1)    of Mortgage Loans   the Cut-off-Date    the Cut-off Date
---------------------  -----------------   -----------------   ----------------

Primary..............          282            $91,300,175.92          95.39%
Non-owner............            7              2,503,769.43           2.62
Second Home..........            6              1,910,031.67           2.00
                             -----            --------------         ------

     Total...........          295            $95,713,977.02         100.00%
                               ===             =============         ======
________________________
(1) Occupancy as represented by the borrower at the time of origination.



                     PURPOSE OF THE GROUP III MORTGAGE LOANS

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
     Purpose           of Mortgage Loans   the Cut-off-Date    the Cut-off Date
---------------------  -----------------   -----------------   ----------------

Cash Out Refinance...        149           $49,168,691.82            51.37%
Purchase.............        104            32,917,316.62            34.39
Rate/Term Refinance..         42            13,627,968.58            14.24
                             ---

Total................        295           $95,713,977.02           100.00%
                             ===            =============           ======

              CURRENT LOAN RATES OF THE GROUP III MORTGAGE LOANS(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
Current Loan Rate(%)   of Mortgage Loans   the Cut-off-Date    the Cut-off Date
---------------------  -----------------   -----------------   ----------------
6.75  - 7.00.........          4            $  1,232,035.19            1.29%
7.01  - 8.00.........         41              14,625,661.32           15.28
8.01  - 9.00.........         83              27,158,941.42           28.38
9.01  - 10.00........        103              33,609,801.81           35.11
10.01 - 11.00........         45              13,483,891.98           14.09
11.01 - 12.00........         16               4,632,150.87            4.84
12.01 - 12.85........          3                 971,494.43            1.01
                             ---            ---------------          ------

        Total........        295             $95,713,977.02          100.00%
                             ===              =============          ======
______________________
(1) The weighted average Loan Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 9.270% per annum.



       ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP III MORTGAGE LOANS(1)(2)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
Original Loan-to-Value       Number        Outstanding as of   Outstanding as of
      Ratio(%)         of Mortgage Loans   the Cut-off-Date    the Cut-off Date
---------------------- -----------------   -----------------   ----------------
17.17 - 20.00.........         1            $   248,805.46            0.26%
45.01 - 50.00.........         1                304,705.04            0.32
50.01 - 55.00.........         6              2,262,216.44            2.36
55.01 - 60.00.........         5              1,662,860.20            1.74
60.01 - 65.00.........        10              3,748,831.44            3.92
65.01 - 70.00.........        20              7,292,108.95            7.62
70.01 - 75.00.........        34             11,929,111.80           12.46
75.01 - 80.00.........       117             37,386,085.97           39.06
80.01 - 85.00.........        18              5,192,114.43            5.42
85.01 - 90.00.........        65             20,229,927.51           21.14
90.01 - 95.00.........        18              5,457,209.78            5.70
                             ---            --------------          ------

     Total............       295            $95,713,977.02          100.00%
                             ===             =============          ======
____________________

(1) The weighted average original Loan-to-Value Ratio of the Group III Mortgage Loans as of the Cut-off Date was approximately 79.42%.

(2) For a description of the determination of Loan-to-Value Ratio by the Master Servicer see "Option One Mortgage Corporation - Underwriting Standards" herein.

        GEOGRAPHIC DISTRIBUTION OF THE GROUP III MORTGAGED PROPERTIES(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                               Number      Outstanding as of   Outstanding as of
       Location         of Mortgage Loans  the Cut-off-Date    the Cut-off Date
----------------------  -----------------  -----------------   ----------------
Arizona...............             3        $   881,921.25            0.92%
California............           109         36,928,160.22           38.58
Colorado..............            10          4,040,519.92            4.22
Connecticut...........            10          3,844,836.56            4.02
District of Columbia..             2            550,321.77            0.57
Florida...............             6          1,815,885.40            1.90
Georgia...............             6          1,636,536.21            1.71
Illinois..............            24          7,155,037.09            7.48
Kentucky..............             2            551,800.97            0.58
Maine.................             1            371,412.06            0.39
Maryland..............             8          2,224,908.52            2.32
Massachusetts.........            30          9,661,160.08           10.09
Michigan..............             9          2,623,503.27            2.74
Minnesota.............             2            506,782.67            0.53
Missouri..............             2            563,585.46            0.59
Nevada................             6          1,992,758.43            2.08
New Hampshire.........             4          1,282,377.09            1.34
New Jersey............             7          2,330,752.32            2.44
New York..............            13          4,037,103.74            4.22
Ohio..................            10          3,222,749.31            3.37
Oregon................             2            529,283.35            0.55
Pennsylvania..........             2            611,092.41            0.64
Tennessee.............             2            541,448.99            0.57
Texas.................             4          1,082,032.21            1.13
Vermont...............             1            299,874.20            0.31
Virginia..............             6          1,747,494.14            1.83
Washington............            12          3,963,655.50            4.14
Wisconsin.............             2            716,983.88            0.75
                                ----        --------------          ------

     Total ...........           295        $95,713,977.02          100.00%
                                 ===         =============          ======
________________________
(1) The greatest ZIP code geographic concentration of Group III Mortgage Loans, by Group III Loan Balance as of the Cut-off Date, was approximately 1.59% In the 06880 ZIP code.

             DOCUMENTATION LEVELS OF THE GROUP III MORTGAGE LOANS(1)

                                                                         % of Aggregate
                                                     Principal Balance   Principal Balance
                                        Number       Outstanding as of   Outstanding as of
     Documentation Level         of Mortgage Loans   the Cut-off-Date    the Cut-off Date
-------------------------------  -----------------   -----------------   ----------------
Full Documentation.............        211             $69,043,397.63            72.14%
Stated Income Documentation....         83              26,250,729.47            27.43
Lite Documentation.............          1                 419,849.92             0.44
                                       ---             --------------           ------

     Total.....................        295             $95,713,977.02           100.00%
                                       ===              =============           ======
______________________
(1)  For a description of each documentation level, see "Option One Mortgage
     Corporation - Underwriting Standards" herein.



              MAXIMUM LOAN RATES OF THE GROUP III MORTGAGE LOANS(1)

                                                               % of Aggregate
                                           Principal Balance   Principal Balance
                               Number      Outstanding as of   Outstanding as of
Maximum Loan Rate(%)    of Mortgage Loans  the Cut-off-Date    the Cut-off Date
----------------------  -----------------  -----------------   ----------------
12.75 - 13.00.........           4           $ 1,232,035.19           1.29%
13.01 - 14.00.........          41            14,625,661.32          15.28
14.01 - 15.00.........          82            26,693,273.46          27.89
15.01 - 16.00.........         104            34,075,469.77          35.60
16.01 - 17.00.........          45            13,483,891.98          14.09
17.01 - 18.00.........          15             4,282,790.44           4.47
18.01 - 18.85.........           4             1,320,854.86           1.38
                               ---           --------------         ------

        Total.........         295           $95,713,977.02         100.00%
                               ===            =============         ======
_______________________
(1) The weighted average Maximum Loan Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 15.277% per annum.

              MINIMUM LOAN RATES OF THE GROUP III MORTGAGE LOANS(1)

                                                              % of Aggregate
                                          Principal Balance   Principal Balance
                            Number        Outstanding as of   Outstanding as of
Minimum Loan Rate(%  of Mortgage Loans    the Cut-off-Date    the Cut-off Date
-------------------  -----------------    -----------------   ----------------
6.75   -  7.00.....          4            $  1,232,035.19          1.29%
7.01   -  8.00.....         41              14,625,661.32         15.28
8.01   -  9.00.....         83              27,158,941.42         28.38
9.01   -  10.00....        103              33,609,801.81         35.11
10.01  -  11.00....         45              13,483,891.98         14.09
11.01  -  12.00....         16               4,632,150.87          4.84
12.01  -  12.85....          3                 971,494.43          1.01
                           ---            ---------------        ------

    Total..........         295             $95,713,977.02        100.00%
                            ===              =============        ======
_________________
(1) The weighted average Minimum Loan Rate of the Group III Mortgage Loans as of the Cut-off Date was approximately 9.270% per annum.


                GROSS MARGINS OF THE GROUP III MORTGAGE LOANS(1)

                                                               % of Aggregate
                                          Principal Balance   Principal Balance
                             Number       Outstanding as of   Outstanding as of
   Gross Margins(%)    of Mortgage Loans   the Cut-off-Date    the Cut-off Date
--------------------  -----------------   -----------------   ----------------

3.70 - 5.00.........          34            $13,330,036.43          13.93%
5.01 - 7.63.........         261             82,383,940.59          86.07
                             ---             -------------         ------

       Total........         295            $95,713,977.02         100.00%
                             ===             =============         ======
___________________
(1) The weighted average Gross Margin of the Group III Mortgage Loans as of the Cut-off Date was approximately 5.587%.

              NEXT ADJUSTMENT DATE FOR THE GROUP III MORTGAGE LOANS

                                                              % of Aggregate
                                          Principal Balance   Principal Balance
                              Number      Outstanding as of   Outstanding as of
  Rate Change Date     of Mortgage Loans  the Cut-off-Date    the Cut-off Date
--------------------   -----------------  -----------------   ----------------
07/01/99............           1           $    404,193.59           0.42%
08/01/99............           4              1,366,720.00           1.43
09/01/99............           5              1,753,028.39           1.83
10/01/99............           4              1,685,462.12           1.76
08/01/00............           2                858,789.80           0.90
09/01/00............           5              2,169,723.76           2.27
10/01/00............           7              2,640,901.03           2.76
11/01/00............           3              1,075,960.81           1.12
12/01/00............           5              1,448,922.77           1.51
01/01/01............           9              2,836,338.64           2.96
02/01/01............          73             22,447,028.67          23.45
02/15/01............           1                254,706.24           0.27
03/01/01............          79             24,388,877.43          25.48
04/01/01............          86             28,543,624.00          29.82
05/01/01............           1                255,850.00           0.27
09/01/01............           1                328,046.21           0.34
01/01/02............           1                342,269.62           0.36
02/01/02............           2                656,445.34           0.69
03/01/02............           2                900,174.10           0.94
04/01/02............           4              1,356,914.50           1.42
                             ---           ---------------         ------

      Total.........         295            $95,713,977.02         100.00%
                             ===             =============         ======



          INITIAL PERIODIC RATE CAPS OF THE GROUP III MORTGAGE LOANS(1)

                                                                         % of Aggregate
                                                   Principal Balance     Principal Balance
Initial Periodic Rate Cap           Number         Outstanding as of     Outstanding as of
          (%)                of Mortgage Loans     the Cut-off-Date      the Cut-off Date
-------------------------    -----------------     -----------------     ----------------
1.00.....................            14             $ 5,209,404.10             5.44%
1.50.....................             1                 465,667.96             0.49
3.00.....................           280              90,038,904.96            94.07
                                    ---              -------------           ------

           Total.........           295             $95,713,977.02           100.00%
                                    ===              =============           ======
______________________
(1) Relates solely to initial rate adjustments.

        SUBSEQUENT PERIODIC RATE CAPS OF THE GROUP III MORTGAGE LOANS(1)

                                                                % of Aggregate
                                           Principal Balance   Principal Balance
                              Number       Outstanding as of   Outstanding as of
Periodic Rate Cap(%)   of Mortgage Loans   the Cut-off-Date    the Cut-off Date
--------------------   -----------------   -----------------   ----------------


1.00................          294           $95,248,309.06          99.51%
1.50................            1               465,667.96           0.49
                              ---           --------------         ------

       Total........          295           $95,713,977.02         100.00%
                              ===            =============         ======
______________________
(1) Relates to all rate adjustments subsequent to initial rate adjustments.